Exhibit 23.3

                           LAURENCE SOOKOCHOFF, P. ENG


                        CONSENT OF GEOLOGICAL CONSULTANT

I hereby consent to the inclusion and reference of my report dated January 31/2008, titled "Geological Evaluation Report on the Silver Gem Lode Mining Claim, in a Prospectus to the Registration Statement on Form S-1 to be filed by Tycore Ventures Inc with the United States Securities and Exchange Commission.


                                         /s/ Laurence Sookochoff
                                         ----------------------------------
                                         Laurence Sookochoff

Dated the 1st day of September, 2009